UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 22, 2017 (May 22, 2017)

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538

(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202

(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      
   ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 22, 2017, Humana Inc. amended and restated its Previous Credit Agreement (described below) with an amended and restated five-year $2 billion unsecured revolving credit agreement with the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. as Syndication Agent, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and J.P. Morgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association, and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners (the “New Credit Agreement”).  The Company entered into the New Credit Agreement: (a) for general corporate purposes; and (b) to amend and restate the Company’s five-year, $1 billion unsecured revolving credit agreement dated as of July 9, 2013 (the “Previous Credit Agreement”).

Under the New Credit Agreement, at our option, we can borrow on either a competitive advance basis or a revolving credit basis.  The revolving credit portion bears interest at LIBOR or the base rate plus a spread.  The competitive advance portion of any borrowings will bear interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option.  The Company will pay an annual facility fee regardless of utilization.

The New Credit Agreement contains customary restrictive and financial covenants as well as customary events of default, including financial covenants regarding the maintenance of a minimum level of net worth and a maximum leverage ratio.  The terms of the New Credit Agreement also include standard provisions related to conditions of borrowing, including a customary material adverse effect clause which could limit our ability to borrow (other than borrowings used to refinance maturing commercial paper).  We have not experienced a material adverse effect and we know of no circumstances or events which would be reasonably likely to result in a material adverse effect.  At this time, we do not believe the material adverse effect clause poses a material funding risk to us.  In addition, the New Credit Agreement includes an uncommitted $500 million incremental loan facility.

We have other relationships, including financial advisory and banking, with some parties to the New Credit Agreement.

As of May 22, 2017, we have no borrowings and no letters of credit outstanding under the New Credit Agreement.  Accordingly, as of May 22, 2017, we have approximately $2.0 billion of remaining borrowing capacity under the New Credit Agreement, none of which would be restricted by our financial covenant compliance requirement.

The foregoing description of the New Credit Agreement does not purport to be complete.  For an understanding of the terms and provisions of the New Credit Agreement, reference should be made to the copy of that agreement attached as Exhibit 10 to this Form 8-K and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The New Credit Agreement replaces the Previous Credit Agreement in its entirety.

Under the Previous Credit Agreement, at our option, we were able to borrow on either a competitive advance basis or a revolving credit basis.  The revolving credit portion bore interest at LIBOR or the base rate plus a spread.  The competitive advance portion of any borrowings bore interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option.  We paid an annual facility fee regardless of utilization.

The Previous Credit Agreement contained customary restrictive and financial covenants as well as customary events of default, including financial covenants regarding the maintenance of a minimum level of net worth and maximum leverage ratios.  At May 22, 2017, we were in compliance with all applicable financial covenant requirements.  The terms of the Previous Credit Agreement also included standard provisions related to conditions of borrowing, including a customary material adverse effect clause which could limit our ability to borrow (other than borrowings used to refinance maturing commercial paper).

There were no borrowings or letters of credit outstanding under the Previous Credit Agreement at the time of its termination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.                                          Description

10
Five-Year $2 Billion Amended and Restated Credit Agreement , dated as of May 22, 2017, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. as Syndication Agent, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and J.P. Morgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association, and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Cynthia H. Zipperle Cynthia H. Zipperle Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated:           May 22, 2017

INDEX TO EXHIBITS

Exhibit No.                                                  Description

10
Five-Year $2 Billion Amended and Restated Credit Agreement , dated as of May 22, 2017, among Humana Inc., and JPMorgan Chase Bank, N.A. as Agent and as CAF Loan Agent, Bank of America, N.A. as Syndication Agent, Citibank, N.A., PNC Bank, National Association, U.S. Bank National Association, and Wells Fargo Bank, National Association, as Documentation Agents, and J.P. Morgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc., PNC Capital Markets LLC, U.S. Bank National Association, and Wells Fargo Securities, LLC, as Joint-Lead Arrangers and Joint Bookrunners.